NATIXIS OAKMARK GLOBAL FUND

Supplement dated August 17, 2012 the Natixis Oakmark Global Fund’s Class A and C

Prospectus, dated May 1, 2012, as may be revised or supplemented from time to time.

On August 17, 2012, the Natixis Oakmark Global Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.

NATIXIS OAKMARK GLOBAL FUND

Supplement dated August 17, 2012 to the Natixis Oakmark Global Fund’s Statement of

Additional Information, dated May 1, 2012, as may be revised or supplemented from time to time.

On August 17, 2012, the Natixis Oakmark Global Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.